UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ________________________________
Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): November 3, 2005
Dollar Financial Corp. (Exact name of registrant as specified in charter)
Not Applicable (Former name or former address, if changed since last report)
DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)
1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400 (Registrant's telephone number, including area code)
Dollar Financial Group, Inc. (Exact name of registrant as specified in charter)
Not Applicable (Former name or former address, if changed since last report)

NEW YORK (State or Other Jurisdiction of Incorporation or Organization)	333-18221 (Commission file number)	13-2997911 (I.R.S. Employer Identification Number)
1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation (the "Company"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by the Company's wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation ("Group") pursuant to Section 15(d) of the Exchange Act.

Item 1.01. Entry Into a Material Definitive Agreement.

Approval of Key Management Bonus Program. The Compensation Committee (the "Committee") of the Board of Directors of the Company adopted a cash bonus plan for fiscal 2006 (the "2006 Plan") in which the key management of the Company will participate, including Randy Underwood, Sydney Franchuk and Cameron Hetherington, who are each named executive officers of the Company. The 2006 Plan sets forth target bonus amounts as a percentage of base compensation, subject to increase based upon achievement of certain earnings before interest, taxes, depreciation and amortization ("EBITDA") goals of the overall company and, in the case of certain management employees, the performance of the business unit in which they operate. The maximum bonus opportunity for the named executive officers participating in the 2006 Plan is as follows: (i) Randy Underwood, 120%; (ii) Sydney Franchuk, 100% and (iii) Cameron Hertherington, 90%. The Compensation Committee and/or the Board will determine the EBITDA operating targets on which the bonuses paid pursuant to the 2006 Plan are based. The method of determining bonuses under the 2006 Plan is substantially consistent with the unwritten bonus award system used by the Company in recent fiscal years. The Compensation Committee and/or the Board of Directors of the Company retain the right to amend, alter or terminate the 2006 Plan at any time. The bonuses under the 2006 Plan will be calculated and paid after finalizing the Company's annual financial results for fiscal 2006.

Compensation Increase for Certain Named Executive Officers. The Committee approved the following increases in compensation: (i) the base compensation for Randy Underwood, the Company's Executive Vice President and Chief Financial Officer, was increased to $293,000; and (ii) the base compensation for Sydney Franchuk, the Company's Senior Vice President and President-North American Operations, was increased to C$250,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.

Date: November 10, 2005	By:/s/ Randy Underwood

Randy Underwood

Executive Vice President and Chief

Financial Officer

DOLLAR FINANCIAL GROUP, INC.

Date: November 10, 2005	By: /s/ Randy Underwood

Randy Underwood

Executive Vice President and Chief

Financial Officer